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                                                       Dated: September 12, 1996

                               IRREVOCABLE PROXY

     The undersigned, CNL Holding, Inc., a Delaware corporation, does hereby constitute and appoint Conolog Corporation, a Delaware corporation ("Conolog"), acting solely through its President, Robert S. Benou ("Benou"), as the undersigned's true and lawful substitute attorney and proxy, with full power to act for and in the name, place and stead of the undersigned to vote according to the number of votes which the undersigned would be entitled to cast and with all powers which the undersigned would be entitled to exercise if personally present at any meeting of the stockholders of Conolog or any adjournment thereof, upon any matter coming before such meeting or adjournment or to otherwise consent or withhold consent from any action of stockholders of Conolog; provided, however, that if Benou shall die while this Irrevocable Proxy remains in effect, any successor to Benou as President of Conolog shall succeed to Benou as the person through whom Conolog shall exercise its rights under this Irrevocable Proxy.

     The undersigned does hereby revoke all other proxies given by the undersigned to any other person or entity prior to the date hereof with respect to the aforesaid matters.

     This proxy is irrevocable and shall not expire until the earlier of the tenth anniversary hereof and the date on which the undersigned no longer owns any of the capital stock of Conolog.

     IN WITNESS WHEREOF, the undersigned has executed this proxy as of the date first set forth hereinabove.

                                          CNL HOLDING, INC.



                                          By /s/ Roberrt Benou  President
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                                                                (Title)